Description of Business and Summary of Significant Accounting Policies - Initial Public Offering (Detail) (IPO [Member], USD $) In Millions, except Share data, unless otherwise specified	1 Months Ended
Sep. 30, 2013
IPO [Member]
Class of Stock [Line Items]
Common stock sold in IPO (shares)	17,450,000
Common stock sold in IPO from over-allotment option (shares)	2,275,000
Price per share (usd per share)	$ 20.00
Proceeds from initial public offering, net of underwriting discounts	$ 324.6
Offering expenses	$ 3.6
Shares issued from conversion of preferred stock and warrants (shares)	74,221,533